UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 27, 2010

Marina Biotech, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-13789	11-2658569
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3830 Monte Villa Parkway, Bothell, Washington	98021
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 425-908-3600

N/A

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02.	Unregistered Sales of Equity Securities.

On July 27, 2010, Marina Biotech, Inc. (the “Company”) issued an aggregate of 1,419,487 shares (the “Shares”) of its common stock, par value $0.006 per share (the “Common Stock”), to Novosom AG as consideration for the purchase of the RNA delivery assets of Novosom pursuant to that certain Asset Purchase Agreement dated as of July 27, 2010 by and among the Company, Novosom and Steffen Panzner, Ph.D. The Shares were offered and sold in reliance on the exemption from registration afforded by Section 4(2) of the Securities Act of 1933, as amended.

The Shares had an aggregate value equal to approximately $5,000,000, with each Share being valued at $3.5224, which is the volume weighted average price of the Common Stock for the ten (10) trading days ending July 16, 2010 (as adjusted for the 1-for-4 reverse stock split effected by the Company on July 21, 2010).

The Company agreed to prepare and file with the Securities and Exchange Commission (the “SEC”), on the earlier of (i) five (5) business days following the effective date (such date, the “Initial Effectiveness Date”) of the initial registration statement on Form S-3 (the “Initial Registration Statement”) filed by the Company pursuant to that certain Registration Rights Agreement, dated as of July 21, 2010, by and among the Company and the stockholders of Cequent Pharmaceuticals, Inc. signatory thereto, and (ii) December 27, 2010, a registration statement on Form S-3 covering the resale of all of the Shares (the “Registration Statement”). The Company agreed to use its commercially reasonable efforts to cause the Registration Statement to be declared effective by the SEC no later than sixty (60) days following the Initial Effectiveness Date (which period shall be extended to ninety (90) days if the SEC reviews the Registration Statement). The Company also agreed to use commercially reasonable efforts to cause a total of 31,250 of the Shares to be included in the Initial Registration Statement.

Novosom agreed in the Asset Purchase Agreement that it will not, during the period commencing on July 27, 2010 and ending on the 180th day thereafter (the “Lock-Up Period”), offer, pledge, sell, contract to sell, grant, lend, or otherwise transfer or dispose of, directly or indirectly, any Shares. However, Novosom shall be permitted to sell up to an aggregate of 62,500 Shares (as such number may be adjusted for stock splits, stock dividends and the like) during the Lock-Up Period, subject to applicable securities laws.

The Company issued a press release on July 28, 2010 describing the issuance of the Shares and the acquisition of the assets of Novosom, a copy of which is attached hereto as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits:

Exhibit No.	Description

99.1	Press Release of Marina Biotech, Inc., dated July 28, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Marina Biotech, Inc.

July 28, 2010	By:	/S/ J. MICHAEL FRENCH
	Name:	J. Michael French
	Title:	President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of Marina Biotech, Inc., dated July 28, 2010